SUPPLEMENT DATED JULY 19, 2010 TO THE

FIRST INVESTORS INCOME FUNDS STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 31, 2010

At the beginning of page I-9, after the sentence “FIMCO has delegated the management of all of the assets of the Fund For Income, except for its cash balance, to Muzinich & Co. Inc. (“Muzinich”), pursuant to a Subadvisory Agreement.”, the following is added:

Cash that Muzinich does not invest is generally invested by FIMCO in the First Investors Cash Reserve Fund, an unregistered money market fund managed by FIMCO.  For purposes of calculating the fee to be paid to Muzinich, any daily cash balance that is invested by FIMCO is excluded from the Fund’s daily net assets.

IFSAI0710